Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $4,385,306,868.21   $2,700,000,000.00
    Current Floating Allocation Pct.            61.89297020%        38.10702980%

   Total Adjusted Principal Collections   $2,021,566,585.84   $1,244,663,132.09

   Principal Default Amounts                          $0.00               $0.00
    As a Percentage of Collections               0.00000000%         0.00000000%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $4,281,925,193.89   $2,700,000,000.00
    New Floating Allocation Pct.                61.32871772%        38.67128228%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $28,671,879.08      $17,653,057.33
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $7,085,306,868.21
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,266,229,717.93
    Payment Rate                                                          46.10%
    Principal Collections                                     $2,913,364,479.72
    Principal Collection Adjustments                            $348,920,114.14
    Principal Collections for Status Dealer Accounts              $3,945,124.07

   Principal Default Amounts                                              $0.00
    As a Percentage of Collections                                   0.00000000%

   Aggregate New Principal Receivables                        $3,162,848,043.61

   Ending Principal Receivables                               $6,981,925,193.89
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $46,324,936.41
    Interest Collections                                         $46,261,599.23
    Interest Collections for Status Dealer Accounts                  $63,337.18
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                           7.85%

   Used Vehicle Principal Receivables Balance                    $52,234,200.55
                                                                           0.75%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                              $8,523,028.07
    Principal Collections                                         $3,945,124.07
    Principal Write Offs                                                  $0.00
    Interest Collections                                             $63,337.18
   Ending Balance                                                 $4,577,904.00

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $300,000,000.00
   Required Subordinated Amount                                 $300,000,000.00

   Required Participation  4.00%                                $108,000,000.00
   Required Participation and Subordinated Amount               $408,000,000.00

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $4,281,925,193.89
    Current Participation Percentage                                    1049.49%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $2,050,238,464.92
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $2,050,238,464.92

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          14.11371474%

   Total Adjusted Principal collections                         $460,986,345.22
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,538,169.38

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,538,169.38
    Investment and Net Swap Proceeds                              $2,070,558.26
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,108,727.64

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,046,227.64

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $28,645,833.35
   Semi-Annual Payment Date?                                                   N
   Semi-Annual Interest Payment Amount Due                                $0.00
   Semi-Annual Interest Payment Amount Paid                               $0.00
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                           9.87960032%

   Total Adjusted Principal collections                         $322,690,441.65
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $4,576,718.57

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $4,576,718.57
    Investment and Net Swap Proceeds                              $1,701,654.17
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,078,372.74

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,392,956.08

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $8,604,166.66
   Semi-Annual Payment Date?                                                   N
   Semi-Annual Interest Payment Amount Due                                $0.00
   Semi-Annual Interest Payment Amount Paid                               $0.00
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-3
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          14.11371474%

   Total Adjusted Principal collections                         $460,986,345.22
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,538,169.38

  Source and Use of Funds                                    1992-3
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,538,169.38
    Investment and Net Swap Proceeds                                $965,824.61
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,003,993.99

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.6250%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,687,500.00
   Current Interest Paid                                          $4,687,500.00
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,983,160.66

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/06/94 09:21 am
 Investor Reporting System  v2.2     Monthly Statement            05/94 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-3
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $9,375,000.00
   Semi-Annual Payment Date?                                                   N
   Semi-Annual Interest Payment Amount Due                                $0.00
   Semi-Annual Interest Payment Amount Paid                               $0.00
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-3
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000